CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of PRIMECAP Odyssey Funds, does hereby certify, to such officer's knowledge, that the report on Form N-CSR of PRIMECAP Odyssey Funds for the period ended October 31, 2008, fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the PRIMECAP Odyssey Funds for the stated period.

  /S/ JOEL P. FRIED
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  Joel P. Fried
  Co-Chief Executive Officer, PRIMECAP Odyssey Funds

  /S/ HOWARD B. SCHOW
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  Howard B. Schow
  Co-Chief Executive Officer, PRIMECAP Odyssey Funds


   /S/ THEO A. KOLOKOTRONES
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  Theo A. Kolokotrones
  Co-Chief Executive Officer, PRIMECAP Odyssey Funds

/S/ DAVID H. VAN SLOOTEN
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David H. Van Slooten
Chief Financial Officer, PRIMECAP Odyssey Funds

Dated: DECEMBER 23, 2008
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This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by PRIMECAP Odyssey Funds for purposes of Section 18 of the Securities Exchange Act of 1934.